EXHIBIT 99.1

                      [GULF WEST BANKS, INC. LOGO OMITTED]

NEWS ANNOUNCEMENT

CONTACT:
Gordon W. Campbell, Chairman and President
Barry K. Miller, EVP & Chief Financial Officer
(727) 894-5696; fax (727) 823-7675

FOR IMMEDIATE RELEASE
July 16, 2002

                GULF WEST BANKS, INC., PARENT OF MERCANTILE BANK,
                     REPORTS RECORD SECOND QUARTER EARNINGS

St. Petersburg, FL--Gulf West Banks, Inc., (Nasdaq:GWBK), continued its string of record breaking quarterly performances, reporting net earnings of $1,495,000, or $.18 per diluted share for the second quarter of 2002, compared to $1,149,000, or $.14 per diluted share for the same quarter in 2001. Net earnings for the first six months of 2002 were also at a record level, up nearly 56% from the previous year, at $3,123,000, or $.38 per diluted share, compared to $2,008,000, or $.25 per diluted share in 2001.

Total assets at June 30, 2002 were $526,936,000 up from $501,531,000 the year before. Net loans declined during this period while liquidity improved. Core deposits were relatively flat, however the deposit mix improved through the replacement of high cost term deposits with low cost transaction accounts, helping to reduce interest expense significantly.

The earnings improvements for both second quarter and six-month comparisons are attributed almost entirely to an increase in net interest income. This is a result of a widening interest spread produced by interest expense declining at a faster pace than interest income.

Stockholders' equity grew to $44.8 million at June 30, 2002 from $37.7 million the year before, an increase of 19%. Equity as a percentage of total assets was at a strong 8.5%. Non-performing assets at mid-year were 1.18% of total assets, versus .04% a year ago.

                                 **************

Gulf West Banks, Inc. is a $527 million asset financial holding company based in St. Petersburg, Florida. Gulf West owns 100 percent of Mercantile Bank, a state chartered, commercial bank founded in 1986. Mercantile currently serves the Pinellas, Hillsborough and Pasco County communities of the Tampa Bay area with 15 banking offices. www.bankmercantile.com

                                 **************

         This press release contains certain forward-looking statements which represent Gulf West's expectations or beliefs, including, but not limited to, statements concerning the banking industry and Gulf West's operations, performance, financial condition, and growth. For this purpose, any statements contained in this Release that are not statements of historical fact may be deemed to be forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond Gulf West's control, and actual results may differ materially depending on a variety of important factors, including competition, general economic conditions, potential changes in interest rates, and changes in the value of real estate securing loans made by Mercantile, among other things. Gulf West makes such forward-looking statements in good faith pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.


                              GULF WEST BANKS, INC.
                             St. Petersburg, Florida
                              FINANCIAL HIGHLIGHTS
                (Dollars in thousands, except per share figures)
                                   (Unaudited)
                                                                          At
                                                          -------------------------------
                                                               June 30,        June 30,
                                                                 2002            2001
                                                          ---------------    ------------

Total assets                                                 $    526,936         501,531
Loans, net                                                   $    313,428         326,377
Deposits                                                     $    411,801         402,247
Stockholders' equity                                         $     44,846          37,653
Book value per share *                                       $       5.60            4.80
Number of common shares outstanding *                           8,004,331       7,841,187

                                                                 For the Three Months             For the Six Months
                                                                     Ended June 30,                  Ended June 30,
                                                             -----------------------------       ------------------------
                                                                 2002              2001            2002           2001
                                                             ------------        ---------       ----------     ---------
Interest income                                              $      7,816           8,600          15,777          16,818

Interest expense                                                    2,228           3,871           4,689           7,843
                                                                    -----           -----          ------          ------

Net interest income                                                 5,588           4,729          11,088           8,975

Provision for loan losses                                             188             196             375             353
                                                                    -----           -----          ------          ------

Net interest income after provision for loan losses                 5,400           4,533          10,713           8,622

Noninterest income                                                    784             805           1,878           1,754
Noninterest expense                                                 3,873           3,595           7,809           7,366
                                                                    -----           -----          ------          ------

Earnings before income taxes                                        2,311           1,743           4,782           3,010

Income taxes                                                          816             594           1,659           1,002
                                                                    -----           -----          ------          ------

Net earnings                                                  $     1,495           1,149           3,123           2,008
                                                                    =====           =====          ======          ======

Earnings per share:
               Basic *                                              $0.19           $0.15           $0.39           $0.26
                                                                    =====           =====          ======          ======
                                                                                              .
               Diluted *                                            $0.18           $0.14           $0.38           $0.25
                                                                    =====           =====          ======          ======

                                                              For the Quarter Ended or At
                                                              ---------------------------
                                                               June 30,         June 30,
                                                                 2002             2001
                                                              -----------      ----------
Yield on the loan portfolio                                         7.32%           8.50%
Yield on securities                                                 5.66%           6.39%
Yield on total interest-earning assets                              6.53%           7.87%
Cost of total interest-bearing liabilities                          2.30%           4.18%
Net interest margin                                                 4.67%           4.33%
Return on average assets for the period                             1.15%           0.95%
Return on average equity for the period                            13.88%          12.41%
Equity to total assets at end of period                             8.51%           7.51%
Net charge-offs to average loans for the period                     0.00%           0.08%
Nonperforming loans and foreclosed real estate
               to total assets at end of period                     1.18%           0.04%
Noninterest expense to average assets                               2.97%           2.99%


* All share amounts reflect the 5% stock dividend declared on September 20, 2001.